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                                                                    EXHIBIT 10.2

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                                                                 August 21, 2003

WELLS FARGO FOOTHILL, INC., as Agent and Lender
One Boston Place, 18th Floor
Boston, Massachusetts 02108

Ladies and Gentlemen:

         Wells Fargo Foothill, Inc., as Arranger and Administrative Agent ("Agent") and Lender ("Foothill"), Ableco Finance LLC ("Ableco"; and together with Foothill, "Lenders") and Advanced Lighting Technologies, Inc., an Ohio corporation and a debtor and debtor-in-possession ("Parent") and each of Parent's Subsidiaries identified as a borrower on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers") have entered into certain financing arrangements pursuant to the Loan and Security Agreement dated June 30, 2003 among Agent, Lenders, Borrowers and the other Loan Parties (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all other Loan Documents at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         1.       AMENDMENTS TO LOAN AGREEMENT.

         (a) Schedule 5.20 (Permitted Indebtedness) to the Loan Agreement is hereby amended by adding the following at the end of Section 1 thereof:

                  "b. Lease dated July 26, 2002 between APL and GE Leasing Solutions relating to computer equipment with an original cost of $53,572.63 and a term of 36 months requiring monthly payments of $1,642.54. Amount outstanding at June 30, 2003 is $36,526."

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         (b)      Schedule 5.20 (Permitted Indebtedness) to the Loan Agreement
is hereby amended by adding the following at the end thereof:

                  "6. Venture Lighting International, Inc. ("VLI"): Promissory Note and Security Agreement dated November 16, 2001 relating to a vehicle purchased with an original cost of $37,223.50 and a term of 48 months requiring monthly payments of $734.34. Amount outstanding at June 30, 2003 is $21,186."

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Loan Parties to Agent and Lenders pursuant to the Loan Agreement and the other Loan Documents, each Loan Party hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

         (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement set forth herein); and

         (b) This Amendment has been duly executed and delivered by each Loan Party and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Loan Parties contained herein constitute its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof.

         3. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement and the other Loan Documents are intended or implied and in all other respects the Loan Agreement and the other Loan Documents are hereby specifically ratified, acknowledged and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and any of the Loan Documents, the terms of this Amendment shall control. The Loan Agreement, as amended hereby, the other Loan Documents and this Amendment shall be read and be construed as one agreement.

         4. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

         5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

         6. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts when executed shall together constitute but one and the

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same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                                Very truly yours,

                                ADVANCED LIGHTING TECHNOLOGIES,
                                INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Steven C. Potts
                                    --------------------------------------------

                                Name: Steven C. Potts
                                Title: CFO, Secretary & Treasurer

                                APL ENGINEERED MATERIALS, INC.,
                                an Illinois corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Steven C. Potts
                                    --------------------------------------------

                                Name: Steven C. Potts
                                Title: CFO & Vice President

                                VENTURE LIGHTING INTERNATIONAL,
                                INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Steven C. Potts
                                    --------------------------------------------

                                Name: Steven C. Potts
                                Title: CFO, Secretary & Treasurer

                                BALLASTRONIX (DELAWARE), INC.,
                                a Delaware corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Steven C. Potts
                                    --------------------------------------------

                                Name: Steven C. Potts
                                Title: CFO, Secretary & Treasurer

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                                MICROSUN TECHNOLOGIES, INC.,
                                an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Steven C. Potts
                                    --------------------------------------------

                                Name: Steven C. Potts
                                Title: CFO, Secretary & Treasurer

                                LIGHTING RESOURCES INTERNATIONAL,
                                INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Steven C. Potts
                                    --------------------------------------------

                                Name: Steven C. Potts
                                Title: CFO, Secretary & Treasurer

                                ADLT SERVICES, INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By: -s- Steven C. Potts
                                    --------------------------------------------

                                Name: Steven C. Potts
                                Title: CFO, Secretary & Treasurer

                                VENTURE LIGHTING POWER SYSTEMS,
                                NORTH AMERICA INC., a Nova Scotia corporation, as a Loan Party

                                By: -s- R.G. Douglas Oulton
                                    --------------------------------------------

                                Name: R.G. Douglas Oulton
                                Title: VP Finance & Administration


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                                PARRY POWER SYSTEMS LIMITED,
                                a corporation organized under the laws of the United Kingdom, as a Loan Party

                                By: -s- E. Young
                                    --------------------------------------------

                                Name: E. Young
                                Title: Director

                                VENTURE LIGHTING EUROPE LTD.,
                                a corporation organized under the laws of the United Kingdom, as a Loan Party

                                By: -s- E. Young
                                    --------------------------------------------

                                Name: E. Young
                                Title: Director

                                DEPOSITION SCIENCES, INC.,
                                an Ohio corporation, as a Loan Party

                                By: -s- Steven C. Potts
                                    --------------------------------------------

                                Name: Steven C. Potts
                                Title: Treasurer

ACKNOWLEDGED AND AGREED:

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and as a Lender

By: -s- John T. Leonard
    -------------------------------------

Name: John T. Leonard
Title: AVP

ABLECO FINANCE LLC, a Delaware
limited liability company, as a Lender

By: -s- Kevin Genda
    -------------------------------------

Name: Kevin Genda
Title: SVP